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                                                                    EXHIBIT 4.3
                     SALIDA BUILDING AND LOAN ASSOCIATION
                      401(K) PROFIT SHARING PLAN & TRUST

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Employee Name (Please Print)
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Street Address
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City, State, Zip
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Social Security Number
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Home Phone Number                          Work Phone Number
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                       EMPLOYEE SALARY REDUCTION ELECTION

   For Period Beginning ______________________________ (Please fill in date)

You may increase or decrease your salary reduction percentage or dollar amount as of any January 1, April 1, July 1 or October 1.
          ---------------------------------------

You may revoke prospectively your Salary Reduction Agreement as of any January
                                                                       -------
1, April 1, or July 1 or October 1.  Once you revoke your Agreement, you may not
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file a new Agreement earlier than the next January 1 or July 1.
                                           -------------------

    PLEASE WITHHOLD FROM MY COMPENSATION EACH PAY PERIOD AN AMOUNT EQUAL TO:

[_] ______________% OR [_] $____________  OR  [_] I DO NOT WISH TO PARTICIPATE
                                                       ---


Signed _________________________________  Date___________________


Please return this form to Frank DeLay of the Advisory Committee within one week.
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    SALIDA BUILDING AND LOAN ASSOCIATION 401(K) PROFIT SHARING PLAN & TRUST

===============================================================================
Employee Name (Please Print)
-------------------------------------------------------------------------------
Street Address
-------------------------------------------------------------------------------
City, State, Zip
-------------------------------------------------------------------------------
Social Security Number
-------------------------------------------------------------------------------
Home Phone Number                            Work Phone Number
===============================================================================

You may change the percentage you have allocated to the various investment options as of any January 1, April 1, July 1 or October 1.
                  ---------------------------------------

[_] I have received and reviewed a copy of the current prospectus on each mutual fund in which I am investing.

                              INVESTMENT ELECTION

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            Investment Options             -- Employee Salary Reduction --
          For Period Beginning________         -- Loan Repayment --
         (Please fill in date)
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Flex Fund Account
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Money Market Account
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Stock Account
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High Country Bancorp Stock
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Percentage Totals for Employee Salary
 Reduction, Employer Match and Employer
 Profit Sharing Must Add Up to 100%.                             100%
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                          INVESTMENT EXCHANGE ELECTION

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    Current Investment Options for           For Period Beginning__________
  --Employee Salary Reduction --                    (Please fill in date)
   -- Loan Repayment --                All Exchanges from one account to another
                                                will be on a 100% basis only.
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[_] FLEX FUND ACCOUNT             [_] No change [_] Money Market Account
                                  [_] Stock Account [_] High Country Bancorp
                                  Stock
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[_] MONEY MARKET ACCOUNT          [_] No change [_] Flex Fund Account
                                  [_] Stock Account [_] High Country Bancorp
                                  Stock
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[_] STOCK ACCOUNT                 [_] No change [_] Flex Fund Account [_] Money
                                  Market Account [_] High Country Bancorp Stock
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[_] HIGH COUNTRY BANCORP          [_] No change [_] Flex Fund Account [_] Money
    STOCK                         Market Account [_] Stock Account
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  Signed _____________________________  Date_________________
  Please return this form to Frank DeLay of the Advisory Committee within one week.